EXHIBIT 10.2
THIRD AMENDMENT
TO
AMENDED AND RESTATED EXECUTIVE AGREEMENT BETWEEN
NATIONAL OILWELL VARCO L.P., NATIONAL OILWELL VARCO, INC. AND
CLAY C. WILLIAMS
          This Third Amendment To Amended and Restated Executive Agreement (this “Third Amendment”) between Varco International, Inc., a Delaware corporation, and its subsidiaries and Clay C. Williams (the “Executive”) is executed by National Oilwell Varco, Inc. (“NOI”), National Oilwell Varco L.P. (“NOV”) and Executive on this 31st day of December 2009, to be effective as of such date. (The Amended and Restated Executive Agreement, as amended by the First Amendment and Second Amendment, is referred to herein as the “Agreement.”)
WITNESSETH:
          Whereas, NOI, NOV and the Executive desire to amend the Agreement to comply with new Internal Revenue Service guidance contained in Revenue Ruling 2008-13, 2008-10 I.R.B. 518 (Mar. 10, 2008) (“Revenue Ruling 2008-13”);
          Whereas, the Agreement must be amended on or before December 31, 2009 to comply with Revenue Ruling 2008-13; and
          Now, Therefore, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:
1.	Paragraph N of Section 2 of the Agreement is hereby deleted and Paragraph O of Section 2 of the Agreement is hereby renumbered as Paragraph N.

2.	Paragraphs C of Section 4 of the Agreement is hereby amended and restated in its entirety to provide as follows:
C.	The Company shall pay to Executive any awards actually earned under any and all other incentive plans then in effect calculated through the last completed quarter prior to the Date of Termination that Executive would have been entitled to receive for such period if Executive had not been so terminated, payable in a lump-sum within thirty days following such Date of Termination or, if the amount cannot be calculated as of such Date of Termination, on the normal distribution date for payment of such awards for all other participants, or, if applicable and later, the Section 409A Payment Date.
3.	The phrase “three (3) times” shall be deleted in Paragraph B of Section 5 of the Agreement and the phrase “4.5 times” shall be inserted in lieu of such deleted phrase.

4.	Paragraph C of Section 5 of the Agreement is hereby deleted and Paragraphs D, E, F, G, H and I of Section 5 of the Agreement are hereby renumbered as Paragraphs C, D, E, F, G and H, respectively.
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5.	The reference to Paragraph D in newly renumbered Paragraph C of Section 5 of the Agreement shall be deleted and a reference to Paragraph C shall be inserted in lieu of such deleted reference, and the phrase “the higher of (a) the Executive’s Target EV opportunity; or (b)” in Paragraph D of Section 5 of the Agreement shall be deleted.
6.	This Third Amendment shall be binding on each party hereto only when it has been executed by all of the parties hereto, and when so executed, shall, unless otherwise provided by a specific provision of this Third Amendment, be and become effective.
7.	All references to “Agreement” contained in the Agreement shall be deemed to be a reference to the Agreement, as amended by the First Amendment to the Agreement, dated as of March 10, 2005, the Second Amendment to the Agreement, dated as of December 22, 2008 and this Third Amendment. Certain capitalized terms used herein that are not otherwise defined are defined in the Agreement and the terms defined in this Third Amendment shall be incorporated in the Agreement with the same meanings as set forth herein.
8.	The validity, interpretation, construction and enforceability of this Third Amendment shall be governed by the laws of the State of Texas.
9.	Except as amended by this Third Amendment, the Agreement shall remain in full force and effect.
10.	This Third Amendment may be executed in one or more counterparts, and by the parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.
Signature Page to Follow

          In Witness Whereof, NOI, NOV and the Executive have executed this Third Amendment on the date first written above, which is effective as set forth herein.

NATIONAL OILWELL VARCO, INC.
By:	/s/ Raymond Chang
	Name:	Raymond Chang
	Title:	Vice President

NATIONAL OILWELL VARCO L.P. By Its General Partner, NOW Oilfield Services, Inc.

By:	/s/ Raymond Chang
	Name:	Raymond Chang
	Title:	Vice President

EXECUTIVE
/s/ Clay C. Williams
Clay C. Williams